SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

Filed by the Registrant [X]
File by a Party other than the Registrant [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                               PENNEXX FOODS, INC.
                               -------------------
                (Name of Registrant as Specified In Its Charter)

               --------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:

         (2)      Aggregate number of securities to which transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         (4)      Proposed maximum aggregate value of transaction;

         (5)      Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount Previously Paid:

         (2) Form, Schedule or Registration Statement No.:

         (3) Filing Party:

         (4) Date Filed:

              5501 Tabor Avenue o Philadelphia, Pennsylvania 19120

                                 --------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                      TO BE HELD ON THURSDAY, JUNE 19, 2003
                                 --------------

         The Annual Meeting of Shareholders (the "Meeting") of Pennexx Foods, Inc., a Pennsylvania corporation (the "Company"), will be held on Thursday, June 19, 2003 at 10:00 a.m., local time, at Ballard Spahr Andrews & Ingersoll, LLP, 1735 Market Street, 42nd Floor, Philadelphia, PA 19103 for the following purposes:

     1. To elect one director to serve for a three-year term expiring at the Annual Meeting of Shareholders in 2006; and

     2. To transact such other business as may properly come before the Meeting and any and all adjournments and postponements thereof.

         The Board of Directors has fixed the close of business on April 24, 2003 as the record date for determining the shareholders entitled to notice of, and to vote at, the Meeting. Only shareholders of record at that time are entitled to notice of, and to vote at, the Meeting and any adjournment or postponement thereof.

         The enclosed proxy is solicited by the Board of Directors of the Company. Reference is made to the accompanying Proxy Statement which contains detailed information about the business to be transacted at the Meeting. Each shareholder should read the accompanying Proxy Statement carefully before deciding how to vote.

         Upon written request, a complete list of the shareholders entitled to vote at the Meeting will be open to the examination of any shareholder, for any purpose germane to the Meeting, during ordinary business hours, for a period of at least five days prior to the Meeting at the principal executive offices of the Company, 5501 Tabor Avenue, Philadelphia, PA 19120.

         The Board of Directors urges you to date, sign and return the enclosed proxy promptly. The return of the enclosed proxy will not affect your right to vote in person if you do attend the Meeting.

                                             By Order of the Board of Directors,




                                         /s/ Thomas K. McGreal
                                             THOMAS K. McGREAL, Secretary

May 1, 2003

              5501 Tabor Avenue o Philadelphia, Pennsylvania 19120

                                 --------------

                                 PROXY STATEMENT

                        ANNUAL MEETING OF SHAREHOLDERS OF
                               PENNEXX FOODS, INC.

                            TO BE HELD JUNE 19, 2003
                                 --------------

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Pennexx Foods, Inc., a Pennsylvania corporation ("Pennexx" or the "Company"), for the Company's annual meeting of shareholders (the "Meeting"), which is scheduled to be held at 10:00 a.m., local time, on Thursday, June 19, 2003, at Ballard Spahr Andrews & Ingersoll, LLP, 1735 Market Street, 42nd Floor, Philadelphia, Pennsylvania 19103, for the purposes set forth in the accompanying Notice of Meeting. Shareholders of record at the close of business on April 24, 2003 (the "Record Date") are entitled to notice of, and to vote at, the Meeting. This Proxy Statement, the foregoing Notice of Meeting, and the enclosed proxy are being sent to shareholders entitled to vote on or about May 1, 2003.

         The Board of Directors knows of no matters that are likely to be brought before the Meeting other than the matter specifically referred to in the Notice of Meeting. If any other matter properly comes before the Meeting, however, the persons named in the enclosed proxy, or their duly constituted substitutes acting at the Meeting, will be authorized to vote or otherwise act thereon in accordance with their judgment on such matters.

         If the enclosed proxy is properly executed and returned prior to voting at the Meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon. In the absence of instructions, executed proxies will be voted "FOR" the election of the nominee named herein to the Company's Board of Directors. Any proxy may be revoked at any time prior to its exercise by notifying the Secretary of the Company in writing, by delivering a duly executed proxy bearing a later date, or by attending the Meeting and voting in person.

         The presence at the Meeting, in person or by proxy, of shareholders entitled to cast at least a majority of the votes which all shareholders are entitled to cast will constitute a quorum for the purposes of consideration and action on matters properly brought before the Meeting. Abstentions will be counted as present for the purpose of determining the presence of a quorum. If the Meeting cannot be organized because a quorum is not present, the shareholders present may adjourn the Meeting to such place and time as they may determine.

         As of the Record Date, 30,632,322 shares of the common stock, par value $0.01 per share (the "Common Stock"), were issued and outstanding.

         Each shareholder is entitled to one vote on each of the proposed matters for each share of Common Stock the shareholder owned on the Record Date. The affirmative vote of a majority of the shares entitled to vote and actually cast is required to approve each proposed matter. Abstentions will not constitute "votes cast" for the purpose of determining whether a sufficient number of votes were cast in favor of any proposed matter.

         The accompanying form of proxy is being solicited on behalf of the Board of Directors of Pennexx. Pennexx is paying the expense of solicitation of proxies for the Meeting. In addition to the mailing of the proxy material, such solicitation may be made in person or by telephone or telecopy by directors, officers or regular employees of Pennexx. Pennexx's directors, officers and employees will not receive any special compensation for any such solicitation activities.


                              ELECTION OF DIRECTORS


         The Board of Directors currently consists of four members: John F. Kelley, Thomas K. McGreal, C. Brent Moran, and Michael D. Queen. One director is to be elected at the Meeting to serve a three-year term until the 2006 annual meeting of shareholders and until his successor is duly elected and qualified. The persons named in the accompanying proxy intend to vote for the election of John F. Kelley unless authority to vote for such nominee is specifically withheld in the proxy. John F. Kelley is currently a director of the Company. Mr. Kelley informed the Board of Directors that he is willing to serve as a director, but if he should decline to serve or become unavailable for election at the Meeting, an event which the Board of Directors does not anticipate, the persons named in the proxy will vote for such other nominee as may be designated by the Board of Directors.

         The one nominee for director receiving the highest number of votes cast by shareholders entitled to vote thereon will be elected to serve on the Board of Directors. Votes that are withheld will be counted in determining the presence of a quorum, but will have no effect on the vote.

         Set forth below is information regarding the nominee and the other persons who will continue to serve as directors of the Company after the
Meeting:

Name                                   Age             Position(s) with Company                 Director Since
----                                   ---             ------------------------                 --------------

                                Nominee to be elected for terms expiring in 2006:

John F. Kelley .....................   59              Director                                        2003

                                 Directors continuing for terms expiring in 2004:

Thomas K. McGreal...................   48              Vice President, Secretary and Director          2001

C. Brent Moran......................   53              Director                                        2001

                                  Director continuing for term expiring in 2005:

Michael D. Queen....................   47              President, Treasurer and Director               1999



         Mr. Kelley became a director of the Company in February 2003. For the last seven years, Mr. Kelley has served as the sole member of JF Kelley Consulting Inc. From 1996 until July 2001 Mr. Kelley served as a director of Med-Design Corporation where he served as a member of the Nominating Committee.

         Mr. McGreal is the Vice-President and Secretary of the Company and has served in those positions since 2000. Mr. McGreal has over 25 years of experience in the food industry. From 1998 to

1999, Mr. McGreal served as the operations manager of Rostelli Fine Foods, a supplier of portion control meats to the foods service industry; from 1996 to 1998, as a consultant to and then President of Twin Brothers, also a supplier of portion control meats to the foods service industry; and from 1982 to 1995, as the President of Nofer Meat Company, a regional supplier of portion control meats to the food service industry. While working with Twin Brothers, Mr. McGreal created the first regional processing system for portion control meats, which set the stage for others nationwide. He was also appointed by his peers to sit on the Blue Ribbon Committee to re-evaluate and update the Meat Buyers
Guide, a guide used by virtually every meat buyer and manager in the country. Mr. McGreal has also formulated interactive software for the meat department of Nofer Meat Company. In 1999, Mr. McGreal co-founded Specialty Medical Products, Inc., where he served as its Vice President until he came to Pennexx in 2000. Mr. McGreal still maintains 50% ownership of Specialty Medical Products, Inc., although he is not actively involved in the management of the company.

         Mr. Moran has over 25 years of management experience in the food industry. For the last fourteen years, Mr. Moran has worked at The Moran Company as a perishables broker. The Moran Company provides certain sales and marketing services for the Company. The Company compensates The Moran Company on a commission basis. All of the equity interests of The Moran Company are owned by Mr. Moran. The amounts paid by the Company under this agreement were as follows:

                           2002                     $102,000
                           2001                      106,000
                           2000                        3,240

         On December 10, 1999, Mr. Moran received 50,000 shares of the Company's common stock for consulting services rendered to the Company prior to becoming a director and received stock options to purchase 200,000 shares of the Company's common stock in connection with his duties as Vice President of the Company, a position he resigned at December 31, 2000. The options vest over a four year period, are exercisable at prices of between $0.16 and $0.30 per share, and expire between December 10, 2009 and December 31, 2010.

         Mr. Queen has served as a director of the Company since its formation in 1999. Mr. Queen has been the Company's President since 2000. From 1997 to 1999 Mr. Queen was the Vice President of Sales, Marketing, and Business Analysis at Prizm Marketing Consultants of Blue Bell, Pennsylvania. Prizm Marketing provided market research, pricing modules, and distribution and advertising plans for business clients. From 1995 to 1997 Mr. Queen served as the President of Ocean King Enterprises, Inc. in Folcroft, Pennsylvania. Ocean King was a specialty seafood appetizer supplier to supermarkets. From 1994 to 1996 Mr. Queen was the Director of Store Operations of Shoprite/Delaware Supermarkets, Inc. of Wilmington, Delaware, and from 1992 to 1994 Mr. Queen was a senior products manager at Pathmark Stores, Inc. at Woodbridge, New Jersey.

         The Board of Directors held 4 meetings during the last fiscal year. Each of the Company's incumbent directors attended all of such meetings held during the period in which he was a director. The Board does not have any committees. However, newly adopted rules by the Securities and Exchange Commission generally require that all public companies create an audit committee satisfying certain standards by the time of their annual shareholder meetings held after January 15, 2004.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT


         The following table sets forth, as of April 24, 2003, the number of shares and percentage of Pennexx common stock beneficially owned by (1) each person who is known by the Company to own beneficially five percent or more of the outstanding common stock, (2) each Company director, (3) each Company executive officer, and (4) all executive officers and directors of the Company as a group:

----------------------------------------------------------------------------------------------------------------------
         Name and Address (1)
           of Individual or                     Shares of Common Stock               Percentage of Common Stock
           Identity of Group                      Beneficially Owned                     Beneficially Owned
----------------------------------------------------------------------------------------------------------------------
Michael D. Queen                                    1,108,354(2)                               3.6%
----------------------------------------------------------------------------------------------------------------------
Thomas K. McGreal                                     150,000(3)                               *
----------------------------------------------------------------------------------------------------------------------
Dennis Bland                                           67,500(4)                               *
----------------------------------------------------------------------------------------------------------------------
C. Brent Moran                                        132,500(5)                               *
----------------------------------------------------------------------------------------------------------------------
Joseph Beltrami                                       200,000(6)                               *
----------------------------------------------------------------------------------------------------------------------
John F. Kelley                                        100,000                                  *
----------------------------------------------------------------------------------------------------------------------
Smithfield Foods, Inc.                             12,510,161(7)                              40.8%
----------------------------------------------------------------------------------------------------------------------
LC Capital Master Fund, Ltd.                        3,237,500(8)                              10.6%
----------------------------------------------------------------------------------------------------------------------
All directors and officers as a group               1,758,354(2)(3)(4)(5) (6)                  5.6%
(5 persons)
----------------------------------------------------------------------------------------------------------------------

--------------
*        Less than 1%
(1) The address of all individuals identified in the table is c/o Pennexx Foods, Inc. 5501 Tabor Avenue, Philadelphia, PA 19120.
(2) Includes 20 shares owned of record by Mr. Queen as custodian for his son, as to which Mr. Queen disclaims beneficial ownership. Includes 275,000 shares as to which Mr. Queen has a vested option.
(3)  Includes 150,000 shares as to which Mr. McGreal has a vested option.
(4) Includes 5,000 shares held by Mr. Bland's wife. Includes 62,500 shares as to which Mr. Bland has a vested option.
(5)  Includes 112,500 shares as to which Mr. Moran holds a vested option.
(6)  Includes 100,000 shares as to which Mr. Beltrami has a vested option.
(7) Pursuant to a Warrant dated June 27, 2001, Smithfield has the contingent right to purchase additional shares if, as, and when, certain existing stock options granted by the Company are exercised by others. Smithfield's address is 200 Commerce Street, Smithfield, VA 23430.
(8) According to their joint Schedule 13G filed with the Securities and Exchange Commission on March 7, 2003, LC Capital Master Fund, Ltd.; LC Capital Partners, LP; LC Capital Advisors, LLC; Lampe, Conway & Co., LLC; LC Capital International, LLC; Steven G. Lampe; and Richard F. Conway have shared voting and dispositive power with respect to 3,237,500 shares. The address for LC Capital Master Fund, Ltd. is c/o Trident Fund Services (B.V.I.) Limited, P.O. Box 146, Waterfront Drive, Wickhams Cay, Road Town, Tortola, British Virgin Islands. The address for all of the other parties set forth in this footnote is 730 Fifth Avenue, New York, NY 10019.

                             EXECUTIVE COMPENSATION


         The following table summarizes the compensation of the Chief Executive Officer and the other most highly compensated executives of the Company whose annual salary and bonuses exceed $100,000:

----------------------------------------------------------------------------------------------------------------------------
Name and Principal Position            Year            Salary               Bonus                      Awards
---------------------------            ----            ------               -----                      ------

----------------------------------------------------------------------------------------------------------------------------
                                                           ($)                 ($)                            Securities
                                                                                            Restricted        Underlying
                                                                                            Stock ($)        Options (#)
                                                                                            ---------        -----------
----------------------------------------------------------------------------------------------------------------------------
Michael D. Queen, President and        2002            175,000                   0               0                   0
Chief Executive Officer                2001            155,962                   0               0                   0
                                       2000            100,000              50,000               0             550,000
----------------------------------------------------------------------------------------------------------------------------
Joseph Beltrami, Chief Financial       2002                  *                   0               0             100,000
Officer                                2001                  0                   0               0                   0
                                       2000                  0                   0               0                   0
----------------------------------------------------------------------------------------------------------------------------
Dennis Bland, Senior Executive Vice    2002            150,000                   0               0                   0
President and Chief Operating Officer  2001                  *                   0               0             250,000
                                       2000                  0                   0               0                   0
----------------------------------------------------------------------------------------------------------------------------
Thomas K. McGreal, Vice President      2002            125,000                   0               0                   0
                                       2001            125,000                   0               0                   0
                                       2000                  *                   0               0             300,000
----------------------------------------------------------------------------------------------------------------------------

         * These executive officers received less than $100,000 in total compensation for each of the years indicated.

         Mr. Queen and the Company are parties to an Employment Agreement dated March 1, 2001 which provides for his employment as an officer (and if requested by the Company a director) of the Company until February 28, 2006. Mr. Queen receives an annual base salary of $175,000 and is eligible for bonuses as determined by the Company in its sole discretion.

         Mr. Beltrami, age 62, the Chief Financial Officer of the Company, receives an annual base salary of $125,000 and is eligible for bonuses as determined by the Company in its sole discretion but which must be no less than $50,000 annually. From February 1996 until September 2002, Mr. Beltrami served in accounting, special projects and litigation services for Kronick, Kalada Berdy & Co., P.C.

         Mr. Bland, age 40, has been the Company's Senior Executive Vice President and Chief Operating Officer since July 16, 2001. During the previous five years, Mr. Bland served as Procurement Manager or Senior Product Manager at Wakefern Foods Corporation in Elizabeth, New Jersey. Mr. Bland's responsibilities included sales, procurement and advertising for the meat division. Mr. Bland and the Company are parties to an Employment Agreement dated June 28, 2001 which provides for Mr. Bland's employment as Senior Executive Vice President and Chief Operating Officer of the Company until July 15, 2006. Mr. Bland receives an annual base salary of $150,000 and is eligible for bonuses as determined by the Company in its sole discretion.

         The Company and Ellis M. Shore were parties to a Consulting Agreement dated March 1, 2001. Pursuant to the Consulting Agreement, Mr. Shore served as a general business consultant to the Company and received annual compensation of $150,000. The Consulting Agreement was to expire on February 28, 2006; however, pursuant to a Modification Agreement, the Consulting Agreement was terminated as of August 31, 2002.

         The following table summarizes the individual grants of stock options and freestanding SARs made during the year ended December 31, 2002 to each of the named executive officers:

----------------------------------------------------------------------------------------------------------------------------
                                                Number of         Percent of total
                                                Securities          options/SARs       Exercise or
                                                Underlying           granted to         base price      Expiration date
                   Name                         Options/SARs        employees in        ($/Share)
                                                granted (#)          fiscal year
                   (a)                           (b)                   (c)                  (d)               (e)
----------------------------------------------------------------------------------------------------------------------------
Michael D. Queen                                       0               0%                  --             --
----------------------------------------------------------------------------------------------------------------------------
Joseph Beltrami                                  100,000(1)            100%                $1.70          9/24/2012
----------------------------------------------------------------------------------------------------------------------------
Thomas K. McGreal                                      0               0%                  --             --
----------------------------------------------------------------------------------------------------------------------------
Dennis Bland                                           0               0%                  --             --
----------------------------------------------------------------------------------------------------------------------------

(1) These options are fully vested.

         The following table summarizes the aggregate stock options and SARs exercised during the year ended December 31, 2002 by each of the named executive officers and the aggregate value of any unexercised stock options and SARs, whether exercisable or unexercisable, by each of the named executive officers:

----------------------------------------------------------------------------------------------------------------------------
                                                                                      Number of        Value of unexercised
                                                                                 unexercised options   in-the-money options
                                                                                 and SARs at FY end     and SARs at FY end
                                            Shares acquired                       (#), exercisable/      ($), exercisable/
                                            on exercise (#)    Value realized       Unexercisable          Unexercisable
                   Name                                             ($)
                   (a)                         (b)                  (c)                    (d)                (e)(1)
----------------------------------------------------------------------------------------------------------------------------
Michael D. Queen                                    0                 0              275,000/               753,500/
                                                                                     275,000                753,500
----------------------------------------------------------------------------------------------------------------------------
Joseph Beltrami                                     0                 0              100,000/               137,000/
                                                                                           0                      0
----------------------------------------------------------------------------------------------------------------------------
Dennis Bland                                        0                 0               62,500/               129,375/
                                                                                     187,500                388,125
----------------------------------------------------------------------------------------------------------------------------
Thomas K. McGreal                                   0                 0              150,000/               415,500/
                                                                                     150,000                415,500
----------------------------------------------------------------------------------------------------------------------------

(1) These values are based on a per share price of $3.07, which was the closing price of the Common Stock as reported at http://www.nasdaq.com on December
     31, 2002.                                 ---------------------

         The Company does not have a Long-Term Incentive Plan for executive officers or any of its employees.



                              CERTAIN TRANSACTIONS


         Mr. Queen and Mr. Shore each transferred 50,000 shares of Company common stock to Mr. Beltrami at the beginning of Mr. Beltrami's employment with the Company as an inducement for Mr. Beltrami to accept employment with the Company.

         The Company made meat purchases from Smithfield Foods, Inc. and its affiliates of approximately $24 million in 2002. Included in this amount is a small amount of sub-contracting work performed by Smithfield during the Company's move in the summer of 2002 to its new facility in Philadelphia.

         In February, 2003, Mr. Kelley purchased 100,000 shares of Company common stock at a price of $1.75 per share as part of a sale by the Company of 2,850,000 shares at such price. Although the shares are not registered under the Securities Act of 1933, certain purchasers, including Mr. Kelley, received the right to have the shares registered in the case where shares were being registered for the Company or other shareholders, a so-called "piggyback" registration right.


                               GENERAL INFORMATION


         The Board of Directors does not intend to present to the Meeting any business other than the election of directors. If any other matter is presented to the Meeting which under applicable proxy regulations need not be included in this Proxy Statement or which the Board of Directors did not know a reasonable time before this solicitation would be presented, the persons named in the accompanying proxy will have discretionary authority to vote proxies with respect to such matter in accordance with their best judgment.

         The Company will provide, upon written request, a copy of the Company's annual report filed on Form 10-KSB for the period ended December 31, 2002, including the financial statements and financial statement schedules. All requests should be sent to Joseph Beltrami, 5501 Tabor Avenue, Philadelphia, PA 19120.

         Kronick Kalada Berdy & Co., P.C. ("KKB"), independent auditors, audited the consolidated financial statements of the Company for each of the fiscal years ended December 31, 2002 and 2001. Representatives of KKB are expected to attend the Meeting, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions. The Board of Directors has selected KKB as the independent auditors to audit the Company's consolidated financial statements for the fiscal year ending December 31, 2003. For the fiscal years ended December 31, 2002 and 2001, the Company paid KKB aggregate fees as follows:


                                                                                           2002           2001

                  Audit Fees............................................................$62,950         $35,355

                  Audit - Related Fees..................................................$ 5,028         $ 1,615

                  Tax Fees..............................................................$ 4,800         $ 5,200

                  Financial Information Systems
                  Design and Implementation Fees........................................$     0         $     0

                  All Other Fees........................................................$ 3,650         $16,453
                                                                                        -------         -------

                  Total Fees............................................................$76,428         $58,623
                                                                                        =======         =======

-------------------------------
(1) The services comprising Audit-Related Fees for 2002 and 2001 are out of pocket costs to KKB and meetings with Pennexx management to discuss the financial statements.
(2) The services comprising Tax Fees for 2002 and 2001 are KKB's preparation of tax returns and meetings with Pennexx management to discuss federal income taxation.
(3) All Other Fees are accounting research and miscellaneous meetings with Pennexx management for 2002. In 2001, All Other Fees also included work performed on a registration statement as well as other minor functions.

         The Board of Directors of the Company has determined that the services provided by KKB which account for the fees under the heading "All Other Fees" are compatible with maintaining KKB's independence.

Shareholder Proposals - 2004 Annual Meeting

         The Company must receive any proposal which a shareholder wishes to submit at the 2004 annual meeting of shareholders before January 1, 2004 if the proposal is to be considered by the Board of Directors for inclusion in the proxy material for that meeting. If any shareholder wishes to present a proposal to the 2004 annual meeting of shareholders that is not included in the Company's proxy statement for that meeting and fails to submit such proposal to the Secretary of the Company on or before March 15, 2004, then the persons named in the proxy will be allowed to use their discretionary voting authority when the proposal is raised at the annual meeting, without any discussion of the matter in the Company's proxy statement.

                               PENNEXX FOODS, INC.
                         ANNUAL MEETING OF SHAREHOLDERS

         This proxy is solicited on behalf of the Pennexx Board of Directors for the annual meeting of shareholders to be held on Thursday, June 19, 2003.

         The undersigned hereby appoints Michael D. Queen and Thomas K. McGreal, and each of them, as attorneys and proxies with full power of substitution, for and in the name of the undersigned to vote all shares of common stock of Pennexx Foods, Inc. (the "Company") which the undersigned is entitled to vote at the annual meeting of shareholders to be held on Thursday, June 19, 2003, at 10:00 a.m., local time, at Ballard Spahr Andrews & Ingersoll, LLP, 1735 Market Street, 42nd Floor, Philadelphia, PA 19103, or at any adjournments or postponements thereof, as directed, upon the matters set forth in the Pennexx proxy statement and upon such other matters as may properly come before the meeting.

         It is agreed that unless otherwise marked on the other side, said attorneys and proxies are appointed with authority to vote FOR the election of the nominee as a director.

         Signing and dating this proxy card will have the effect of revoking any proxy you signed on an earlier date, and will constitute a revocation of all previously granted authority to vote for every proposal included on this proxy card.

         (Continued and to be marked, dated and signed on reverse side)
--------------------------------------------------------------------------------


                          Your vote is very important!

         Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

This proxy, when properly executed, will be voted in the manner directed herein. If no choice is specified and the proxy is returned with the shareholder's signature(s), then the proxy will be voted FOR election of the nominee as a Director, and in the discretion of the proxies, on any other matters as may properly come before the meeting.



          Your Board of Directors Recommends a Vote "FOR" the nominee.

1. To elect one member of the Board of Directors, to serve until 2006 and until his successor is duly elected and qualified.



         Nominee:  John F. Kelley



                  FOR                                    WITHHELD FROM
                  NOMINEE           [ ]                  NOMINEE             [ ]





Please mark, date, sign and return this proxy in the enclosed proxy return envelope.



Signature:                                  Signature:
          -------------------------------                -----------------------

Print Name:______________________________   Print Name:_________________________

Dated:   ________________________, 2003



IMPORTANT: Please sign exactly as name or names appear on the records of the Company. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. When signing as a corporation or a partnership, please sign in the name of the entity by an authorized person.